UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2006

East West Distributors, Inc.

(Exact Name of registrant as specified in charter)

Nevada	000-51386	20-2012723
(State of Incorporation)	(Commission File Nunber)	(IRS Employer Identification No.)

10105 E. Via Linda, #103, PMB-382, Scottsdale, Arizona 85258
(Address of principal executive offices)

(480) 614-2874
(Registrant's telephone number, including area code)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

     The sole director and officer of the Company, Gerald Kern, tendered his resignation effective today.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 1, 2006

EAST WEST Distributors, Inc. (Registrant) By: /s/ Gerald N. Kern Name: Gerald N. Kern, Former director